UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 333-21873

Date of Report (date of earliest event reported): December 6, 2004

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3924586 (I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 4000, Chicago, Illinois 60606
(Address of principal executive offices)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE

Item 8.01 OTHER EVENTS

     First Industrial, L.P. (the “Operating Partnership”), several limited liability companies in which the Operating Partnership is their sole member, and First Industrial Development Services, Inc., in which the Operating Partnership is the sole stockholder (the “Consolidated Operating Partnership”), acquired 47 industrial properties from unrelated parties during the period January 1, 2004 through December 6, 2004. The combined purchase price of the 47 industrial properties acquired by the Consolidated Operating Partnership totaled approximately $227.4 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 47 industrial properties acquired by the Consolidated Operating Partnership are described below. The acquisitions were funded with proceeds from property sales, borrowings under the Operating Partnership’s $300.0 million unsecured revolving credit facility, general partner capital contributions or working capital. The Consolidated Operating Partnership will operate the facilities as industrial rental property. In addition to the properties acquired by the Consolidated Operating Partnership from January 1, 2004 through December 6, 2004, the Consolidated Operating Partnership has entered into seven purchase agreements to acquire eighteen industrial properties totaling approximately, in the aggregate, $41.8 million from unrelated third parties.

Properties Acquired by the Consolidated Operating Partnership:

•	On January 22, 2004, the Consolidated Operating Partnership purchased three bulk warehouse properties, two light industrial properties and one regional warehouse property totaling 812,685 square feet, in the aggregate, located in the metropolitan area of St. Louis, Missouri. The aggregate purchase price for these properties was approximately $30.7 million. The properties were purchased from State of California Public Employees’ Retirement System, a unit of the State and Consumer Services Agency of the State of California, CalEast Industrial Investors, LLC, a California limited liability company.

•	On March 26, 2004, the Consolidated Operating Partnership purchased a 482,772 square foot bulk warehouse property located in the metropolitan area of Cincinnati, Ohio. The aggregate purchase price for the property was approximately $10.5 million. The property was purchased from Square D Company, a Delaware corporation.

•	On April 1, 2004, the Consolidated Operating Partnership purchased a 81,927 square foot light industrial property located in the metropolitan area of Minneapolis/St. Paul, Minnesota. The aggregate purchase price for the property was approximately $2.9 million. The property was purchased from PDI Building Management LLC, a Minnesota limited liability company.

•	On April 8, 2004, the Consolidated Operating Partnership purchased four light industrial properties totaling 93,600 square feet, in the aggregate, located in the metropolitan area of Salt Lake City, Utah. The aggregate purchase price for these properties was approximately $4.7 million. The properties were purchased from PAS Enterprises, LC, a Utah limited liability company.

•	On May 10, 2004, the Consolidated Operating Partnership purchased three bulk warehouse properties totaling 663,411 square feet, in the aggregate, located in the metropolitan area of Denver, Colorado. The aggregate purchase price for these properties was approximately $31.0 million. The properties were purchased from The Realty Associates Fund III, LP, a Delaware limited partnership.

•	On May 14, 2004, the Consolidated Operating Partnership purchased a 151,743 square foot bulk warehouse property located in the metropolitan area of Atlanta, Georgia. The purchase price for the property was approximately $6.0 million. The property was purchased from 1075 Northfield Court, LLC, a Georgia limited liability company.

•	On June 10, 2004, the Consolidated Operating Partnership purchased a 22,978 square foot light industrial property located in the metropolitan area of Phoenix, Arizona. The purchase price for the property was approximately $2.2 million. The property was purchased from James R. Freeman, and Nicholas Keipert, Jr. and Irene M. Keipert.

•	On June 29, 2004, the Consolidated Operating Partnership purchased a 169,000 square foot manufacturing property located in the metropolitan area of Chicago, Illinois. The purchase price for the property was approximately $7.2 million. The property was purchased from Pegasus Associates, LLC, an Illinois limited liability company.

•	On June 29, 2004, the Consolidated Operating Partnership purchased a 216,700 square foot bulk warehouse property located in the metropolitan area of Minneapolis/St. Paul, Minnesota. The purchase price for the property was approximately $12.2 million. The property was purchased from OPUS Northwest, LLC, a Delaware limited liability company.

•	On June 30, 2004, the Consolidated Operating Partnership purchased a 103,024 square foot bulk warehouse property located in the metropolitan area of Milwaukee, Wisconsin. The purchase price for the property was approximately $4.5 million. The property was purchased from Friestadt Property LLC, a Wisconsin limited liability company.

•	On July 1, 2004, the Consolidated Operating Partnership purchased two light industrial properties totaling 73,000 square feet, in the aggregate, located in the metropolitan area of Los Angeles, California. The aggregate purchase price for these properties was approximately $4.3 million. The properties were purchased from Sung Do International, Inc., a California corporation.

•	On July 9, 2004, the Consolidated Operating Partnership purchased a 85,200 square foot regional warehouse property located in the metropolitan area of Dallas, Texas. The purchase price for the property was approximately $1.9 million. The property was purchased from Silgan Containers Manufacturing Corporation.

•	On August 13, 2004, the Consolidated Operating Partnership purchased a 92,400 square foot regional warehouse property located in the metropolitan area of Northern New Jersey. The purchase price for the property was approximately $5.0 million. The property was purchased from Allied Distribution Associates LLC, a Delaware limited liability company.

•	On August 31, 2004, the Consolidated Operating Partnership purchased two bulk warehouse properties totaling 321,870 square feet, in the aggregate, located in the metropolitan area of Milwaukee, Wisconsin. The aggregate purchase price for these properties was approximately $13.4 million. The properties were purchased from California State Teachers’ Retirement System, a public entity.

•	On September 3, 2004, the Consolidated Operating Partnership purchased a 71,905 square foot light industrial property located in the metropolitan area of Minneapolis/St. Paul, Minnesota. The purchase price for the property was approximately $4.0 million. The property was purchased from Port Authority of the City of Saint Paul, a public entity.

•	On September 23, 2004, the Consolidated Operating Partnership purchased five bulk warehouse properties, five light industrial properties and two regional warehouse properties totaling 853,857 square feet, in the aggregate, located in the metropolitan area of Dallas, Texas. The aggregate purchase price for these properties was approximately $27.7 million. The properties were purchased from Arlington — OP&F, Inc, a Delaware corporation.

•	On September 30, 2004, the Consolidated Operating Partnership purchased a 115,536 square foot bulk warehouse property located in the metropolitan area of Northern New Jersey. The purchase price for the property was approximately $6.3 million. The property was purchased from The Realty Associates Fund IV, LP, a Delaware limited partnership.

•	On September 30, 2004, the Consolidated Operating Partnership purchased three bulk warehouse properties totaling 407,205 square feet, in the aggregate, located in the metropolitan area of Phoenix, Arizona. The aggregate purchase price for these properties was approximately $20.1 million. The properties were purchased from Mack, 75th Avenue Khan, LLC., an Arizona limited liability company.

•	On October 18, 2004, the Consolidated Operating Partnership purchased two bulk warehouse properties and two light industrial properties totaling 412,135 square feet, in the aggregate, located in the metropolitan area of Washington, D.C. The aggregate purchase price for these properties was approximately $32.8 million. The properties were purchased from West Group Properties LLC, a Virginia limited liability company.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

At this time it is impracticable to file the required financial statements and information. The required financial statements and information will be filed in an amendment to this report on Form 8-K as soon as possible, but no later than seventy-one (71) days from the date on which this report on Form 8-K is required to be filed.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDUSTRIAL, L.P. by: First Industrial Realty Trust, Inc. Its Sole General Partner
December 10, 2004	By:	/s/ Scott A. Musil
Scott A. Musil
Senior Vice President - Controller (Principal Accounting Officer)